Exhibit 4.2


                                                                EXECUTION COPY





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                                TRUST AGREEMENT

                                    between

                         SSB VEHICLE SECURITIES INC.,
                                 as Depositor,

                                      and

                           WILMINGTON TRUST COMPANY,
                               as Owner Trustee


                          Dated as of October 1, 2002











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
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                               TABLE OF CONTENTS

                                                                                     Page
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                                   ARTICLE I


                                  DEFINITIONS

Section 1.01. Capitalized Terms.........................................................7
Section 1.02. Other Definitional Provisions.............................................9


                                  ARTICLE II


                                 ORGANIZATION

Section 2.01. Name.....................................................................11
Section 2.02. Office...................................................................11
Section 2.03. Purposes and Powers......................................................11
Section 2.04. Appointment of Owner Trustee.............................................11
Section 2.05. Initial Capital Contribution of Trust Estate.............................12
Section 2.06. Declaration of Trust.....................................................12
Section 2.07. Liability of Owners......................................................12
Section 2.08. Title to Trust Property..................................................12
Section 2.09. Situs of Trust...........................................................12
Section 2.10. Representations, Warranties and Covenants of the Depositor...............13
Section 2.11. Federal Income Tax Allocations...........................................14



                                  ARTICLE III


                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01. Initial Ownership........................................................15
Section 3.02. The Trust Certificates ..................................................15
Section 3.03. Execution, Authentication and Delivery of Trust Certificates.............15
Section 3.04. Registration of Transfer and Exchange of Trust Certificates..............15
Section 3.05. Mutilated, Destroyed, Lost or Stolen Trust Certificates..................18
Section 3.06. Persons Deemed Owners....................................................18
Section 3.07. Access to List of Certificateholders' Names and Addresses................18
Section 3.08. Maintenance of Office or Agency..........................................18
Section 3.09. Appointment of Paying Agent..............................................19
Section 3.10. Definitive Trust Certificates............................................19


                                  ARTICLE IV


                           ACTIONS BY OWNER TRUSTEE

Section 4.01. Prior Notice with Respect to Certain Matters.............................20
Section 4.02. Action by Certificateholders with Respect to Certain Matters.............21
Section 4.03. Action by Certificateholders with Respect to Bankruptcy..................22
Section 4.04. Restrictions on Certificateholders' Power................................22
Section 4.05. Majority Control.........................................................22


                                   ARTICLE V


                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01. Establishment of Trust Account...........................................23
Section 5.02. Application of Trust Funds...............................................23
Section 5.03. Method of Payment........................................................24
Section 5.04. No Segregation of Moneys; No Interest....................................24
Section 5.05. Accounting and Reports to Certificateholders, the Internal Revenue
              Service and Others.......................................................24
Section 5.06. Signature on Returns; Tax Matters Partner................................25


                                  ARTICLE VI


                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01. General Authority........................................................26
Section 6.02. General Duties...........................................................26
Section 6.03. Action upon Instruction..................................................26
Section 6.04. No Duties Except as Specified in this Agreement or in Instructions.......27
Section 6.05. No Action Except Under Specified Documents or Instructions...............27
Section 6.06. Restrictions.............................................................27
Section 6.07. Administrative Duties....................................................28


                                  ARTICLE VII


                         CONCERNING THE OWNER TRUSTEE

Section 7.01. Acceptance of Trusts and Duties..........................................31
Section 7.02. Furnishing of Documents..................................................32
Section 7.03. Representations and Warranties...........................................32


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Section 7.04. Reliance; Advice of Counsel..............................................33
Section 7.05. Not Acting in Individual Capacity........................................33
Section 7.06. Owner Trustee Not Liable for Trust Certificates or for Receivables.......33
Section 7.07. Owner Trustee May Own Trust Certificates and Notes.......................34
Section 7.08. Doing Business in Other Jurisdictions....................................34
Section 7.09. Paying Agent, Certificate Registrar and Authenticating Agent.............34


                                 ARTICLE VIII


                         COMPENSATION OF OWNER TRUSTEE

Section 8.01. Owner Trustee's Fees and Expenses........................................35
Section 8.02. Indemnification..........................................................35
Section 8.03. Payments to the Owner Trustee............................................35


                                  ARTICLE IX


                        TERMINATION OF TRUST AGREEMENT

Section 9.01. Termination of Trust Agreement...........................................36


                                   ARTICLE X


            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01. Eligibility Requirements for Owner Trustee..............................38
Section 10.02. Resignation or Removal of Owner Trustee.................................38
Section 10.03. Successor Owner Trustee.................................................39
Section 10.04. Merger or Consolidation of Owner Trustee................................39
Section 10.05. Appointment of Co-Trustee or Separate Trustee...........................39


                                  ARTICLE XI


                                 MISCELLANEOUS

Section 11.01. Supplements and Amendments..............................................41
Section 11.02. No Legal Title to Trust Estate in Certificateholders....................42
Section 11.03. Limitations on Rights of Others.........................................42
Section 11.04. Notices.................................................................42
Section 11.05. Severability............................................................42
Section 11.06. Separate Counterparts...................................................43


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Section 11.07. Successors and Assigns..................................................43
Section 11.08. Covenants of the Depositor..............................................43
Section 11.09. No Petition.............................................................43
Section 11.10. No Recourse.............................................................43
Section 11.11. Headings................................................................43
Section 11.12. Governing Law...........................................................43
Section 11.13. Trust Certificate Transfer Restrictions.................................43
Section 11.14. Sarbanes-Oxley..........................................................44


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                                   EXHIBITS

Exhibit A       Form of Trust Certificate.............................................A-1
Exhibit B       Form of Certificate of Trust..........................................B-1
Exhibit C       Form of Transferor Certificate........................................C-1
Exhibit D       Form of Investment Letter.............................................D-1
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         This TRUST AGREEMENT, dated as of October 1, 2002, is between SSB
VEHICLE SECURITIES INC., a Delaware corporation, as depositor (the
"Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

                                  ARTICLE I

                                 DEFINITIONS

         Section 1.01. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

         "Benefit Plan" shall have the meaning assigned to such term in
Section 11.13.

         "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.01.

         "Certificate of Trust" shall mean the Certificate of Trust substantially in the form of Exhibit B filed for the Trust pursuant to Section
3810(a) of the Statutory Trust Statute.

         "Certificate Register" and "Certificate Registrar" shall mean the register mentioned in and the registrar appointed pursuant to Section 3.04.

         "Certificateholder" or "Holder" shall mean a Person in whose name a Trust Certificate is registered, and shall initially be Salomon Smith Barney
Holdings Inc.

         "Class A-1 Notes" shall mean the 1.65875% Asset Backed Notes, Class
A-1, issued pursuant to the Indenture.

         "Class A-2 Notes" shall mean the 1.83% Asset Backed Notes, Class A-2, issued pursuant to the Indenture.

         "Class A-3 Notes" shall mean the 2.37% Asset Backed Notes, Class A-3, issued pursuant to the Indenture.

         "Class A-4 Notes" shall mean the 2.89% Asset Backed Notes, Class A-4, issued pursuant to the Indenture.

         "Class B Notes" shall mean the 3.24% Asset Backed Notes, Class B, issued pursuant to the Indenture.

         "Class C Notes" shall mean the 4.13% Asset Backed Notes, Class C, issued pursuant to the Indenture.


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         "Class D Notes" shall mean the 8.00% Asset Backed Notes, Class D, issued pursuant to the Indenture.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

         "Corporate Trust Office" shall mean, with respect to the Owner
Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware
19890-0001, Attention: Corporate Trust Administration, or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address (which shall be in the State of Delaware) designated by such successor Owner Trustee by notice to the Certificateholders and the Depositor.

         "Depositor" shall mean SSB Vehicle Securities Inc., and its successors, in its capacity as depositor hereunder.

         "ERISA" shall mean the Employee Retirement Income Security Act of
1974, as amended.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Expenses" shall have the meaning assigned to such term in Section
8.02.

         "Indemnified Parties" shall have the meaning assigned to such term in
Section 8.02.

         "Indenture" shall mean the Indenture, dated as of October 1, 2002 among the Trust, Bank One, NA, as Indenture Trustee and JPMorgan Chase Bank, as Bond Administrator.

         "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

         "Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.09 and shall initially be JPMorgan Chase Bank.

         "Percentage Interest" means, as to any Certificate, the percentage interest, specified on the face thereof, in the distributions on the Certificates pursuant to this Agreement.

         "Person" shall mean any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust or statutory trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Rated Entity" shall mean a Person the long-term unsecured debt obligations of which are rated within the investment grade categories of any Rating Agency.

         "Record Date" shall mean the last day of the month preceding such Distribution Date.


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         "Sale and Servicing Agreement" shall mean the Sale and Servicing
Agreement dated as of October 1, 2002, among the Trust, as issuer, the
Depositor, Salomon Brothers Realty Corp., as seller, Systems & Services
Technologies, Inc., as servicer and custodian, Bank One, NA, as Indenture
Trustee and JPMorgan Chase Bank, as bond administrator, as the same may be amended or supplemented from time to time.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "SPV" shall mean a Person that, based upon an Opinion of Counsel of the Depositor (taking into account such counsel's knowledge of similarly structured entities that have been included in rated securitizations and on standards that have been accepted for evaluating such entities), is regarded as "bankruptcy remote."

         "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the
Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

         "Treasury Regulations" shall mean regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury
Regulations.

         "Trust" shall mean the trust established by this Agreement.

         "Trust Administration Agreement" shall mean the Owner Trust
Administration Agreement dated as of October 1, 2002, among the Trust,
JPMorgan Chase Bank, as Owner Trust Administrator, and Bank One, NA, as
Indenture Trustee.

         "Trust Certificate" shall mean a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form attached hereto as Exhibit A.

         "Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account, and all other property of the Trust from time to time, including any rights of the Owner
Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Trust Administration Agreement.

         Section 1.02. Other Definitional Provisions.

              (a) Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

              (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.


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              (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

              (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; "or" includes
"and/or"; and the term "including" shall mean "including without limitation".

              (e) The definitions contained in this Agreement are applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

              (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


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                                  ARTICLE II


                                 ORGANIZATION

         Section 2.01. Name. The Trust created hereby shall be known as "SSB
Auto Loan Trust 2002-1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         Section 2.03. Purposes and Powers. The purpose of the Trust is to engage in the following activities:

              (a) to issue the Notes pursuant to the Indenture and the Trust
         Certificates pursuant to this Agreement and to sell the Notes and the Trust Certificates;

              (b) with the proceeds of the sale of the Notes and the Trust
         Certificates, to purchase the Initial Receivables, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance of such proceeds to the Depositor pursuant to the Sale and Servicing Agreement;

              (c) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

              (d) to enter into and perform its obligations under the Basic
         Documents to which it is to be a party;

              (e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

              (f) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The
Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         Section 2.04. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.


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         Section 2.05. Initial Capital Contribution of Trust Estate. The
Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner
Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor
shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes : (1) if there is one beneficial owner in respect of the Trust Certificates, the Trust shall be treated as a disregarded entity, and (2) if there is more than one beneficial owner in respect of the Trust Certificates, the Trust shall be treated as a partnership for income and franchise tax purposes, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust and to the extent applicable, the Certificateholders will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust provided in the preceding sentence for such tax purposes and will not take any position contrary to this characterization in any federal or state tax filings. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust.

         Section 2.07. Liability of Owners. The Owners (including the
Depositor or any Affiliate thereof) shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

         Section 2.08. Title to Trust Property. Subject to the Indenture, legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner
Trustee, a co-trustee or a separate trustee, as the case may be.

         Section 2.09. Situs of Trust. The Trust will be located in the State of Delaware and administered in the State of Delaware or the State of New
York. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New
York. The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.


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         Section 2.10. Representations, Warranties and Covenants of the
Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

              (a) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

              (b) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

              (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

              (d) The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms.

              (e) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

              (f) There are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

              (g) The representations and warranties of the Depositor in
         Section 3.04 of the Sale and Servicing Agreement are true and correct.


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         Section 2.11. Federal Income Tax Allocations. If there is more than one beneficial owner of the Trust Certificates, net income of the Trust for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated among the Certificateholders as of the first day following the
Record Date, in proportion to their percentage ownership interest of Trust
Certificates on the Record Date.

         If there is more than one beneficial owner of the Trust Certificates, net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated among the Certificateholders as of the first Record Date following the end of such month in proportion to their percentage ownership interest of Trust Certificates on such Record Date. The Issuer is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders, or as otherwise required by the Code.



                                      14
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                                 ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

         Section 3.01. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.

         Section 3.02. The Trust Certificates. The Certificates shall be issued in minimum denominations of a one percent (1%) Percentage Interest in the Trust. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee.
Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement and shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust
Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

         A transferee of a Trust Certificate, if any, shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to
Section 3.04.

         Section 3.03. Execution, Authentication and Delivery of Trust
Certificates. On the Closing Date, the Owner Trustee shall cause the Trust
Certificates in an aggregate Percentage Interest equal to 100% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by the Trustee on behalf of the Trust, without further action by the Depositor, in authorized denominations. No Trust
Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit
A, executed by the Owner Trustee or JPMorgan Chase Bank, as the Owner
Trustee's authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

         When a Trust Certificate is duly executed and issued by the Trust and duly authenticated in accordance with this Agreement, the Trust Certificate will be fully paid, validly issued, nonassessable and entitled to the benefits of this Agreement.

         Section 3.04. Registration of Transfer and Exchange of Trust
Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. JPMorgan
Chase Bank shall be the initial Certificate Registrar.


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


         The Trust Certificates have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Trust Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Holder desiring to effect such transfer and such Holder's prospective transferee shall each certify to the Owner Trustee, the Certificate Registrar and the Depositor in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C and Exhibit D (the
"Investment Letter"). Except in the case of a transfer as to which the proposed transferee has provided an Investment Letter with respect to a Rule
144A transaction, there shall also be delivered to the Depositor, the Owner
Trustee and the Certificate Registrar an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee or the Certificate Registrar (unless it is the transferee from whom such opinion is to be obtained) or of the Depositor or the Seller; provided, that such Opinion of Counsel in respect of the applicable state securities laws may be a memorandum of law rather than an opinion if such counsel is not licensed in the applicable jurisdiction. The
Owner Trustee shall provide to any Holder of a Trust Certificate and any prospective transferee designated by any such Holder information regarding the Trust Certificates and the Receivables and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Trust Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule
144A, provided that such information shall have been provided to the Owner
Trustee by the Depositor. Each Holder of a Trust Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Indenture Trustee, the Bond
Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

         No transfer of a Trust Certificate shall be made to any Person unless the Depositor, the Owner Trustee and the Certificate Registrar have received
(a) a certificate in the form of paragraph 3 to the Investment Letter attached hereto as Exhibit D from such Person to the effect that such Person is not a Benefit Plan, or (b) an Opinion of Counsel satisfactory to the Owner Trustee, the Certificate Registrar and the Depositor to the effect that the purchase and holding of such Trust Certificate will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Owner Trustee, the Indenture Trustee or the Depositor to any obligation in addition to those undertaken in the Basic Documents; provided, however, that the Owner Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Depositor, the Owner Trustee and the Certificate Registrar has rendered an Opinion of Counsel to the effect that the purchase and holding of a Trust Certificate by a Benefit Plan or a Person that is purchasing or holding such a Trust Certificate with the assets of a Benefit Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code.

         No transfer, pledge or encumbrance of Trust Certificates shall be made to any Person unless such Person is a Rated Entity, an SPV or a statutory trust established under the Statutory


                                      16

Trust Statute 12 Del. C. ss. 3801 et seq. or Salomon Smith Barney Inc. or an Affiliate thereof. In addition, no transfer of Trust Certificates shall be made to any Person unless the Owner Trustee and the Certificate Registrar have received an Opinion of Counsel satisfactory to the Owner Trustee, the Certificate Registrar and the Depositor to the effect that such transfer will not cause the Trust to be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes and that such transfer will not result in any materially adverse federal income tax consequences to the Noteholders.

         Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or shall cause JPMorgan Chase Bank as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

         Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the related Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

         The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

         Notwithstanding anything contained herein to the contrary, neither the Certificate Registrar nor the Owner Trustee shall be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act, the Securities Act of 1934, as amended, applicable state securities law or the Investment Company Act of 1940, as amended; provided, however, that if a certificate or opinion is specifically required to be delivered to the Owner Trustee or the Certificate Registrar by a purchaser or transferee of a Trust Certificate, the Owner Trustee or the Certificate Registrar, as the case may be, shall be under a duty to examine the same to determine whether it conforms to the requirements of this Trust Agreement and shall promptly notify the party delivering the same if such certificate or opinion does not so conform.

         Section 3.05. Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or JPMorgan Chase Bank, as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

         Section 3.06. Persons Deemed Owners. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

         Section 3.07. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer, the Paying Agent and the Depositor, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Servicer or the Depositor, a list, in such form as the Servicer, the Paying Agent, or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If (i) three or more Certificateholders or (ii) one or more Holders of Trust Certificates evidencing not less than 25% of the Percentage Interests in the Certificates apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.08. Maintenance of Office or Agency. The Owner Trustee shall designate in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates JPMorgan Chase Bank as its office for such purposes. The Owner Trustee shall give prompt written notice to the

Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.09. Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent initially shall be JPMorgan Chase Bank. JPMorgan Chase Bank shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. In the event that JPMorgan Chase Bank shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 3.10. Definitive Trust Certificates. The Trust Certificates, upon original issuance, will be issued in the form of a typewritten Trust Certificate or Trust Certificates in the form attached hereto as Exhibit A to be delivered to the related Certificateholders by, or on behalf of, the Trust. Such Trust Certificate or Trust Certificates shall be registered on the Certificate Register in the name of the holder thereof. The Trust Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

         Section 4.01. Prior Notice with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders of record as of the preceding Record Date in writing of the proposed action and such Certificateholders shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

              (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

              (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

              (c) the amendment of the Indenture by a supplemental indenture or any other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

              (d) the amendment of the Indenture by a supplemental indenture or any other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is not required and such amendment would materially adversely affect the interests of the Certificateholders;

              (e) the amendment, change or modification of the Trust Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders;

              (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

              (g) the consent to the calling or waiver of any default of any Basic Document;

              (h) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document, unless permitted in the Basic Documents;

              (i) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

              (j) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

              (k) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement or the Basic Documents;

              (l) do any act that conflicts with any other Basic Document;

              (m) do any act that would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

              (n) confess a judgment against the Trust;

              (o) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

              (p) cause the Trust to lend any funds to any entity, unless permitted in the Basic Documents; or

              (q) change the Trust's purpose and powers from those set forth in this Trust Agreement.

         In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor and the Servicer.

         The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders, and to the extent otherwise consistent with the Basic Documents and permitted by applicable law, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankruptcy or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due,
(viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trust to take any Bankruptcy Action with respect to the Trust.

         Section 4.02. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders, to (a) remove the Trust Administrator under the Trust Administration Agreement pursuant to

Section 8 thereof, (b) appoint a successor Trust Administrator pursuant to
Section 8 of the Trust Administration Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VIII thereof, (d) amend the Sale and Servicing Agreement pursuant to Section 10.01 of such document, or (e) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

         Section 4.03. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certification certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         Section 4.04. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03; nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.05. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests in the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests in the Certificates at the time of the delivery of such notice.

                                  ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.01. Establishment of Trust Account. The Owner Trustee, for the benefit of the Certificateholders, shall cause the Paying Agent to establish and maintain in the name of the Trust an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The title of the Certificate Distribution Account shall be "SSB Auto Loan Trust 2002-1: Certificate Distribution Account for the benefit of the Certificateholders."

         The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash or any investments to such new Certificate Distribution Account.

         Section 5.02. Application of Trust Funds.

              (a) On each Distribution Date, the Owner Trustee shall cause the Paying Agent to distribute to Certificateholders, on a pro rata basis, amounts deposited in the Certificate Distribution Account pursuant to Section 5.06 of the Sale and Servicing Agreement with respect to such Distribution Date.

              (b) On each Distribution Date, the Owner Trustee shall send to each Certificateholder the statement or statements provided to the Owner Trustee by the Bond Administrator pursuant to Section 5.07 of the Sale and Servicing Agreement with respect to such Distribution Date.

              (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section. The Owner Trustee and the Paying Agent are hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee or the Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (c).

         Any Holder of a Trust Certificate which is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date such Holder becomes a Holder, (a) so notify the Owner Trustee and the Paying Agent, (b) (i) provide the Owner Trustee and the Paying Agent with Internal Revenue Service Form W-8BEN, W-8ECI or other similar forms, as appropriate, or
(ii) notify the Owner Trustee and the Paying Agent that it is not entitled to an exemption from United States withholding tax or a reduction in the rate thereof on payments of interest. Any such Holder agrees by its acceptance of a Trust Certificate, on an ongoing basis, to provide like certification for each taxable year and to notify the Owner Trustee and the Paying Agent should subsequent circumstances arise affecting the information provided the Owner Trustee in clauses (a) and (b) above. The Owner Trustee and the Paying Agent shall be fully protected in relying upon, and each Holder by its acceptance of a Trust Certificate hereunder agrees to indemnify and hold the Owner Trustee and the Paying Agent harmless against all claims or liability of any kind arising in connection with or related to the Owner Trustee's and the Paying Agent's reliance upon any documents, forms or information provided by any Holder to the Owner Trustee.

         Section 5.03. Method of Payment. Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Trust Certificates in the aggregate evidence a denomination of not less than a thirty percent (30%) Percentage Interest, or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

         Section 5.04. No Segregation of Moneys; No Interest. Subject to Sections 5.01 and 5.02, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

         Section 5.05. Accounting and Reports to Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver (or cause to delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1 if the Trust is treated as a partnership for federal income tax purposes) to enable each Certificateholder to prepare its federal and state income tax returns, (c) file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, IRS Form 1065 if the Trust is treated as a partnership for federal income tax purposes) and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall not make the election provided under
Section 754 of the Code.

         Section 5.06. Signature on Returns; Tax Matters Partner.

              (a) The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, if any, unless applicable law requires a Certificateholder to sign such documents.

              (b) In the event that the Trust is treated as a partnership for federal income tax purposes, the Depositor shall be designated the initial "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                  ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Trust Administrator recommends with respect to and in accordance with the Basic Documents.

         Section 6.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Agreements to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Trust Administrator has agreed in the Trust Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Trust Administrator to carry out its obligations under the Trust Administration Agreement.

         Section 6.03. Action upon Instruction.

              (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

              (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

              (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders of record as of the preceding Record Date requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of such Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

              (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders of record as of the preceding Record Date requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         Section 6.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

         Section 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

         Section 6.06. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (b) that, to the actual
knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

         Section 6.07. Administrative Duties.

              (a) The Owner Trustee shall prepare or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Indenture and such preparation shall not be the responsibility of the Seller, the Depositor, the Indenture Trustee, the Bond Administrator, the Trust Administrator or the Servicer. In furtherance of the foregoing, the Owner Trustee shall prepare or cause the preparation by others of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Indenture with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

              (i) the delivery for cancellation of any Note delivered to the Issuer for cancellation, and the direction to destroy or return such Note (Section 2.09);

              (ii) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

              (iii) the preparation of all supplements and amendments to the Indenture, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (other than the preparation and filing of any financing statements and continuation statements, which shall be an obligation of the Servicer under the Sale and Servicing Agreement (Section 3.05);

              (iv) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

              (v) the notification of a Servicer Termination Event under the Sale and Servicing Agreement and, if such Servicer Termination Event arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

              (vi) the notification to the Indenture Trustee of (a) the termination of the Servicer and (b) the appointment of a Successor Servicer (Section 3.07(f));

              (vii) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

              (viii) the duty to take any action as instructed by the Controlling Party to cause the Servicer to comply with Sections 4.05, 7.06, 8.02 and 8.03 of the Sale and Servicing Agreement (Section 3.14);

              (ix) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement and by the Seller under the Receivables Purchase Agreement (Section 3.19);

              (x) the notification to the Owner Trustee and request of the Owner Trustee to execute any further instruments and perform any acts reasonably necessary to carry out more effectively the purpose of the Indenture (Section 3.20);

              (xi) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of an Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

              (xii) the preparation, obtaining or filing of instruments, opinions, certificates and other documents (other than the preparation of UCC amendments, which shall be the responsibility of the Servicer under the Sale and Servicing Agreement) required for the release of Collateral (Section 4.04);

              (xiii) the delivery to the Indenture Trustee written notice in the form of an Officer's Certificate of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of Section 5.01 of the Indenture (Section 5.01);

              (xiv) the performance of any lawful action as the Controlling Party may request to compel or secure the performance and observance by the Seller or the Servicer, as applicable, of each of their obligations to the Issuer in the Basic Documents (Section 5.16);

              (xv) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

              (xvi) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instructions necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

              (xvii) the notification to the Indenture Trustee if and when the Notes are listed on any stock exchange (Section 7.04);

              (xviii) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Section 8.04 and 8.05);

              (xix) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

              (xx) the duty to furnish the Rating Agencies and the Indenture Trustee notice of redemption of Notes, if the Servicer has not previously done so (Section 10.01);

              (xxi) the duty to notify Noteholders of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

              (xxii) the preparation and delivery of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

              (xxiii) the preparation and delivery of all Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

              (xxiv) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements or requests by the Noteholders with respect to alternate payment and notice provisions (Section 11.06); and

              (xxv) the recording of the Indenture, if applicable (Section
         11.14).

              (b) The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof among the Depositor and the Owner Trustee, and the Owner Trustee shall be reimbursed for its other reasonable expenses hereunder in the priority set forth in Section 5.06(b)(xi) in the Sale and Servicing Agreement. In performing its duties under this Section 6.07, the Owner Trustee shall be entitled to the indemnification provided by the Issuer under Section 8.02 of this Agreement, in the priority set forth in Section 5.06(b)(xi) of the Sale and Servicing Agreement.

              (c) It is understood and agreed that the Owner Trustee shall be entitled to engage outside counsel, independent accountants and other experts to assist the Owner Trustee in connection with the performance of its duties set forth in this section, including the preparation of all tax reports and returns, securities law filings, Opinions of Counsel and Independent Certificates, and the expenses of such experts shall be paid to the Owner Trustee in accordance with the priority set forth in Section 5.06(b)(xi) of the Sale and Servicing Agreement.

              (d) The Depositor and the Servicer shall furnish to the Owner Trustee from time to time such additional information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. The Bond Administrator shall furnish to the Owner Trustee annually (or upon any change thereto) a copy of the Note Register. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to Sections 4.01, 4.14 and 10.02(h) of the Sale and Servicing Agreement.

              (e) The Owner Trustee shall not be responsible for taking any action with respect to this Section 6.07 unless a responsible officer in the Corporate Trust Administration Department of the Owner Trustee has actual knowledge or has received written notice of the need to take such action.

              (f) The rights and protections afforded to the Owner Trustee pursuant to Article VII of this Agreement shall also be afforded to the Owner Trustee with respect to the performance of its administrative duties under this Section 6.07.

                                 ARTICLE VII

                         CONCERNING THE OWNER TRUSTEE

         Section 7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

              (a) The Owner Trustee shall not be liable for any error of judgment made by a Trust Officer of the Owner Trustee;

              (b) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Trust Administrator or any Certificateholder;

              (c) No provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

              (d) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

              (e) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any

         Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

              (f) The Owner Trustee shall not be responsible for monitoring the performance of, and shall not be liable for the default or misconduct of the Trust Administrator, the Depositor, the Servicer, the Indenture Trustee or the Bond Administrator under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Trust Administrator under the Trust Administration Agreement, the Indenture Trustee or the Bond Administrator under the Indenture or the Depositor, the Servicer or the Bond Administrator under the Sale and Servicing Agreement; and

              (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

         Section 7.02. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         Section 7.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

              (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

              (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

              (c) Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

              (d) It is a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) time deposits that are rated at least A-1 by Standard & Poor's and P-1 by Moody's or who is otherwise acceptable to each Rating Agency.

         Section 7.04. Reliance; Advice of Counsel.

              (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

              (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

         Section 7.05. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

         Section 7.06. Owner Trustee Not Liable for Trust Certificates or for Receivables. The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. Except as set forth in Section 7.03, the Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates

(other than the signature and countersignature of the Owner Trustee on the Trust Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Seller, the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Trust Administrator, the Indenture Trustee, the Bond Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee.

         Section 7.07. Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Trust Administrator, the Indenture Trustee, the Bond Administrator and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         Section 7.08. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action required by, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by Wilmington Trust Company or the Owner Trustee; or
(iii) subject Wilmington Trust Company or the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Trust under Section 8.01 of this Agreement) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.05 hereof to proceed with such action.

         Section 7.09. Paying Agent, Certificate Registrar and Authenticating Agent. The rights and protections afforded to the Owner Trustee pursuant to this Article VII and Section 8.02 shall also be afforded to the Paying Agent, Certificate Registrar and authenticating agent.

                                 ARTICLE VIII

                         COMPENSATION OF OWNER TRUSTEE

         Section 8.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be reimbursed for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder, in the priority set forth in Section 5.06(b) in the Sale and Servicing Agreement.

         Section 8.02. Indemnification. The Issuer shall be liable as primary obligor for, and, to the fullest extent permitted by law, shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Issuer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of
Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Issuer, which approval shall not be unreasonably withheld.

         Section 8.03. Payments to the Owner Trustee. Any amounts paid pursuant to this Article VIII shall be payable solely in the priorities set forth in Section 5.06(b)(ii) (in the case of fees) and Section 5.06(b)(xi) (in the case of reimbursement of expenses and any indemnification) of the Sale and Servicing Agreement and shall be deemed not to be a part of the Trust Estate immediately after such payment.

                                  ARTICLE IX


                        TERMINATION OF TRUST AGREEMENT

         Section 9.01. Termination of Trust Agreement.

              (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement, Article V and the Statutory Trust Statute. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

              (b) Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

              (c) Notice of any termination of the Trust, specifying the Distribution Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.01(b) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to
Section 5.02.

         In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor, subject to applicable escheat laws.

              (d) Upon the winding up of the Trust in accordance with the Statutory Trust Statute (including, without limitation, the reasonable provision for payment of all obligations of the Trust in accordance with
Section 3808(e) of the Statutory Trust Statute) and the written instructions of the Depositor, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute. Thereupon the Trust and this Agreement (other than Article VIII) shall terminate.

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         Section 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of
Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) time deposits that are rated at least A-1 by Standard & Poor's and P-1 by Moody's, or which is otherwise acceptable to each Rating Agency. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

         Section 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Trust Administrator, the Indenture Trustee and the Rating Agencies. Upon receiving such notice of resignation, the Trust Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Trust Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trust Administrator may remove the Owner Trustee. If the Trust Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Trust Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Trust Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

         Section 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.01 or 10.02 shall execute, acknowledge and deliver to the Trust Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Trust Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Trust Administrator shall mail notice thereof to all Certificateholders, the Servicer, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Trust Administrator shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Trust.

         Any successor Owner Trustee appointed pursuant to this Section 10.03 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

         Section 10.04. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to
Section 10.01; and provided further, that the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency; and provided, further, that such successor Owner Trustee shall file an amendment to the Certificate of Trust as described in Section 10.03.

         Section 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Financed Vehicle may at the time be located, the Trust Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                   (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                   (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                   (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Trust Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                  ARTICLE XI

                                 MISCELLANEOUS

         Section 11.01. Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to each Rating Agency, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel and satisfaction of the Rating Agency Condition with respect to such amendment, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to each Rating Agency, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Percentage Interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders, the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the aforesaid Percentage Interests in the Certificates required to consent to any such amendment, without the consent of the Holders of all then-outstanding Notes and Certificates.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders or Noteholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         In connection with the execution of any amendment to this Trust Agreement or any amendment of any other agreement to which the Issuer is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Section 11.02. No Legal Title to Trust Estate in Certificateholders. Neither the Depositor nor the Certificateholders shall have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         Section 11.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Trust Administrator, the Paying Agent, the Certificate Registrar and the authenticating agent and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 11.04. Notices.

              (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by first class mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to SSB Vehicle Securities Inc., 390 Greenwich Street, New York, New York 10013; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

              (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

         Section 11.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original; but all such counterparts shall together constitute but one and the same instrument.

         Section 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 11.08. Covenants of the Depositor. The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Basic Documents.

         Section 11.09. No Petition. The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

         Section 11.10. No Recourse. Each Certificateholder by accepting a Trust Certificate acknowledges that such Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Seller, the Depositor, the Servicer, the Trust Administrator, the Owner Trustee, the Indenture Trustee, the Bond Administrator or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

         Section 11.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.13. Trust Certificate Transfer Restrictions. The Trust Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section

4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

         Section 11.14. Sarbanes-Oxley. Notwithstanding anything contained herein or in any other Basic Document to the contrary, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Trust or any other Person any filings, certificates, affidavits or other instruments (including, without limitation, any Sarbanes-Oxley Certification) required under the Sarbanes-Oxley Act of 2002.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                   SSB VEHICLE SECURITIES INC.,
                                        as Depositor


                                   By: /s/ John P. Ebbott Jr.
                                       ----------------------------------------
                                       Name:   John P. Ebbott Jr.
                                       Title:  Assistant Vice President


                                   WILMINGTON TRUST COMPANY,
                                        as Owner Trustee


                                   By: /s/ W. Chris Sponenberg
                                       ----------------------------------------
                                       Name:   W. Chris Sponenberg
                                       Title:  Vice President

                                                                    EXHIBIT  A


                           FORM OF TRUST CERTIFICATE

THIS TRUST CERTIFICATE IS SUBORDINATE TO THE NOTES, AS SET FORTH IN THE SALE AND SERVICING AGREEMENT.

THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS TRUST CERTIFICATE THE HOLDER HEREOF, UNLESS SUCH HOLDER IS THE DEPOSITOR OR AN AFFILIATE THEREOF, IS DEEMED TO REPRESENT TO THE DEPOSITOR, THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR (i) THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE 1933 ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS TRUST CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF OR (ii) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT AND IS ACQUIRING SUCH TRUST CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS TRUST CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS TRUST CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT

FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE (A) THE OWNER TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, AND (B) THE OWNER TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR, ANY AFFILIATE OF THE DEPOSITOR, THE OWNER TRUSTEE OR THE CERTIFICATE REGISTRAR) SATISFACTORY TO THE DEPOSITOR, THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.

EACH CERTIFICATEHOLDER, BY ITS ACCEPTANCE OF THIS TRUST CERTIFICATE, COVENANTS AND AGREES THAT SUCH CERTIFICATEHOLDER SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE TRUST AGREEMENT, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE TRUST OR THE DEPOSITOR TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE TRUST OR THE DEPOSITOR UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW, OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE TRUST OR THE DEPOSITOR OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE TRUST OR THE DEPOSITOR.

NO TRANSFER OF A TRUST CERTIFICATE SHALL BE MADE TO ANY PERSON UNLESS THE DEPOSITOR, THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR HAVE RECEIVED (A) A CERTIFICATE FROM SUCH PERSON TO THE EFFECT THAT SUCH PERSON IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN"), OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT THE PURCHASE AND HOLDING OF SUCH TRUST CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTIONS PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE OWNER TRUSTEE, THE INDENTURE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE BASIC DOCUMENTS.

NUMBER R-_______                                            PERCENTAGE INTEREST:



                          SSB AUTO LOAN TRUST 2002-1

                                  CERTIFICATE

evidencing a fractional undivided beneficial interest in the Trust, as defined below, the property of which consists of a pool of motor vehicle retail installment sale contracts secured by new and used automobiles, light-duty trucks, vans, minivans and sport utility vehicles.

THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR AN OBLIGATION OF SALOMON BROTHERS REALTY CORP., SSB VEHICLE SECURITIES INC. OR ANY OF THEIR RESPECTIVE AFFILIATES.

         THIS CERTIFIES THAT _____________ is the registered owner of a____________ PERCENT nonassessable, fully paid, undivided percentage beneficial interest in SSB AUTO LOAN TRUST 2002-1, a Delaware statutory trust (the "Trust"), formed by SSB VEHICLE SECURITIES INC., a Delaware corporation (the "Depositor").

         The Trust was created pursuant to a Trust Agreement dated as of October 1, 2002 (as amended or supplemented from time to time, the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of October 1, 2002 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Depositor, Salomon Brothers Realty Corp., as seller, Systems & Services Technologies, Inc., as servicer and custodian, Bank One, NA, as Indenture Trustee, and JPMorgan Chase Bank, as bond administrator.

         This Trust Certificate is one of the duly authorized Trust Certificates designated as "Asset Backed Certificates" (herein called the "Trust Certificates"). Also issued under an Indenture dated as of October 1, 2002 (the "Indenture"), among the Trust, Bank One, NA, as indenture trustee, and JPMorgan Chase Bank, as Bond Administrator, are the seven classes of Notes designated as "1.65875% Asset Backed Notes, Class A-1", "1.83% Asset Backed Notes, Class A-2", "2.37% Asset Backed Notes, Class A-3", "2.89% Asset Backed Notes, Class A-4", "3.24% Asset Backed Notes, Class B", "4.13% Asset Backed Notes, Class C" and "8.00% Asset Backed Notes, Class D" (collectively, the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust consists of the Receivables and monies received thereon after September 30, 2002, security interests in the related Financed Vehicles, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing

Agreement and all proceeds of the foregoing. The rights of the Certificateholders are subordinate to the rights of the Noteholders, as set forth in the Sale and Servicing Agreement.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing on December 16, 2002, to the Person in whose name this Trust Certificate is registered on the last day of the immediately preceding month (the "Record Date"), such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date.

         The Holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinate to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

         It is the intent of the Depositor and the Certificateholders that, solely for income and franchise tax purposes : (1) if there is one beneficial owner in respect of the Trust Certificates, the Trust shall be treated as a disregarded entity, and (2) if there is more than one beneficial owner in respect of the Trust Certificates, the Trust shall be treated as a partnership for income and franchise tax purposes, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. A Certificateholder, by its acceptance of a Trust Certificate, agrees to treat, and to take no action inconsistent with such treatment of the Trust.

         A Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon.

         Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office of the Paying Agent therein specified.

         Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the authenticating agent, by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

                                  SSB AUTO LOAN TRUST 2002-1


                                  By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee


Dated:                            By:
                                      -----------------------------------------
                                                Authorized Signatory

                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY,                   WILMINGTON TRUST COMPANY,
as Owner Trustee                or          as Owner Trustee

                                            By:  JPMORGAN CHASE BANK,
                                                 as Authenticating Agent


By:                                         By:
   -----------------------------                -------------------------------
      Authorized Signatory                            Authorized Signatory

                        [REVERSE OF TRUST CERTIFICATE]

         The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Trust Administrator, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Holders of the Trust Certificates and the Notes, each voting as a class, evidencing not less than a majority of the Percentage Interests in the Certificates and the outstanding principal balance of the Notes of each class. Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Trust Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar designated by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is JPMorgan Chase Bank.

         Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust Estate. The Servicer of the Receivables and, under certain circumstances, Certificateholders may at their option purchase the Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Trust Certificates; provided, however, that such right of purchase is exercisable only as of any Distribution Date as of which the Pool Balance is less than or equal to 5% of the Original Pool Balance.

         The Trust Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or
(c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Trust Certificates (each, a "Benefit Plan"). By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                  ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints , ___________________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar,

with full power of substitution in the premises.

Dated:
                                  ---------------------------------------------
                                               Signature Guaranteed:


                                  ---------------------------------------------


-----------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                  EXHIBIT B


                         FORM OF CERTIFICATE OF TRUST

                                      OF

                          SSB AUTO LOAN TRUST 2002-1

              THIS Certificate of Trust of SSB Auto Loan Trust 2002-1 (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.ss.3801 et seq.) (the "Act"). ------- -- ---

              1. Name. The name of the statutory trust formed hereby is SSB Auto Loan Trust 2002-1.

              2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890,
Attention: Corporate Trust Administration.

              3. Effective Date. This Certificate of Trust shall be effective upon filing.

              IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                  WILMINGTON TRUST COMPANY,
                                     not in its individual capacity but
                                     solely as trustee


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                                                     EXHIBIT C


                        FORM OF TRANSFEROR CERTIFICATE

                                    [DATE]

SSB Vehicle Securities Inc.
390 Greenwich Street
New York, New York  10013

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004
Attention: Institutional Trust Services, SSB Auto Loan Trust 2002-1

         Re:      SSB Auto Loan Trust 2002-1

Ladies and Gentlemen:

         In connection with our disposition of the above-referenced Asset Backed Certificates (the "Certificates") we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

                                  Very truly yours,

                                  [NAME OF TRANSFEROR]


                                  By:
                                     -------------------------------------
                                           Authorized Officer

                                                                     EXHIBIT D


                           FORM OF INVESTMENT LETTER

SSB Vehicle Securities Inc.
390 Greenwich Street
New York, New York  10013

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004
Attention: Institutional Trust Services, SSB Auto Loan Trust 2002-1

Ladies and Gentlemen:

         In connection with our proposed purchase of a ____% percentage interest in the Asset Backed Certificates (the "Certificates") of SSB Auto Loan Trust 2002-1 (the "Issuer"), we confirm that:

                  1. We understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Certificates are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act and
         (y) that such Certificates may be resold, pledged or transferred only
         (i) to the Depositor, (ii) to an institutional investor that is an "accredited investor" as defined in Rule 501(a)(1),(2),(3) or (7) (an "Institutional Accredited Investor") under the 1933 Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Institutional Accredited Investors unless the holder is a bank acting in its fiduciary capacity) that executes a certificate substantially in the form hereof, (iii) so long as such Certificate is eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A"), to a person whom we reasonably believe after due inquiry is a "qualified institutional buyer" as defined in Rule 144A, acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers") to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the 1933 Act, in which case the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor. Except in the case of a transfer described in clauses (i) or (iii) above, the Owner Trustee shall require a written opinion of counsel (which will not be at the expense of the Depositor, any affiliate of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee be delivered to the Depositor and the Owner Trustee to the effect that such transfer will not violate the 1933 Act, in each case in accordance with any applicable securities laws of any state of the United States. We will notify any purchaser of the Certificates from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Certificates by us that the Depositor and the Owner Trustee may request, and if so requested we will furnish such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

                  2.                [CHECK ONE]

/ / (a) We are an institutional investor that is an "accredited investor" as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D under the 1933 Act (an "Institutional Accredited Investor") acting for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Institutional Accredited Investors unless we are a bank acting in its fiduciary capacity). We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment for an indefinite period of time. We are acquiring the Certificates for investment and not with a view to, or for offer and sale in connection with, a public distribution.

/ / (b) We are a "qualified institutional buyer" as defined under Rule 144A under the 1933 Act and are acquiring the Certificates for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). We are familiar with Rule 144A under the 1933 Act and are aware that the seller of the Certificates and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

                  3. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or
         (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). We hereby acknowledge that no transfer of any Certificate shall be permitted to be made to any person unless the Owner Trustee has received (i) a certificate from such transferee to the effect of the preceding sentence, or (ii) an opinion of counsel satisfactory to the Owner Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Issuer being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Owner Trustee, the Indenture Trustee or the Depositor to any obligation in addition to those undertaken in the Basic Documents with respect to the Certificates (provided, however, that the Owner

         Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Owner Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Benefit Plan or a Person that is purchasing or holding any such Certificate with the assets of a Benefit Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

                  4. We understand that the Depositor, the Owner Trustee, the Issuer, Salomon Smith Barney Inc. and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Certificates, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Depositor, the Owner Trustee and Salomon Smith Barney Inc.

                  5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                  Very truly yours,

                                  [NAME OF PURCHASER]


                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                  Date:
                                       --------------------------------------